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                                                                 EXHIBIT 10.33.1


Schedule identifying substantially identical agreements, between Visteon Corporation ("Visteon") and each of the persons named below, to Executive Retiree Health Care Agreement constituting Exhibit 10.33 to the Annual Report on Form 10-K of Visteon for the period ended December 31, 2004.


                                      Name
                               Michael F. Johnston
                                James C. Orchard
                                 James F. Palmer